UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2009

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company's telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated September 24, 2009, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the mergers of two wholly-owned subsidiaries of the Registrant with Self Storage REIT, Inc. (“REIT I”) and Self Storage REIT II, Inc. (“REIT II”), two private real estate investment trusts sponsored by the Registrant’s sponsor, in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying consolidated statements of revenue and certain operating expenses (the “Historical Summaries”) of Self Storage REIT, Inc. (“REIT I”) for the years ended December 31, 2008, 2007 and 2006. The Historical Summaries are the responsibility of REIT I’s management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summaries presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and are not intended to be a complete presentation of REIT I’s revenue and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the consolidated revenue and certain operating expenses as described in Note 1 of REIT I for the years ended December 31, 2008, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland

December 9, 2009

REIT I

CONSOLIDATED STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

Years Ended December 31, 2008, 2007 and 2006

	2008	2007	2006
REVENUE
Net rental revenue	$6,680,121	$6,580,654	$2,532,542
Other operating income	356,892	322,024	143,360

Total revenues	7,037,013	6,902,678	2,675,902

CERTAIN OPERATING EXPENSES
Property operating expenses	596,960	536,351	203,030
Salaries and related expenses	1,028,152	884,860	356,227
Marketing expense	131,703	155,319	81,227
Real estate taxes	772,668	669,576	288,732
Property insurance	173,148	210,090	191,951

Total certain operating expenses	2,702,631	2,456,196	1,121,167

Operating income	4,334,382	4,446,482	1,554,735

Income from equity investments	944,560	826,184	1,976

Income before allocation to minority interest	5,278,942	5,272,666	1,556,711

Allocation of income to minority interest	(601,518)	(555,090)	—

Net income	$4,677,424	$4,717,576	$1,556,711

See notes to consolidated statements of revenue and certain operating expenses.

REIT I

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Years Ended December 31, 2008, 2007 and 2006

Note 1. Organization and Basis of Presentation

The accompanying consolidated statements of revenue and certain operating expenses include the revenue and certain operating expenses of six self storage properties acquired from Self Storage REIT, Inc. (“REIT I”), a related party, which was formed as a Maryland real estate investment trust on September 5, 2005. On September 24, 2009, Strategic Storage Trust, Inc. (the “Company”) through its wholly-owned merger subsidiary closed on a merger with REIT I, a private real estate investment trust sponsored by the sponsor of the Company, by exchanging 1.05 shares of its common stock for each 1.0 share of REIT I common stock as consideration for the merger transaction. On the closing date, REIT I stockholders became the Company’s stockholders with each of their shares of REIT I common stock being converted to unregistered shares of the Company’s common stock at the ratio set forth above. In this regard, the Company issued approximately 3.46 million shares of common stock to the stockholders of REIT I.

As of September 24, 2009, REIT I wholly owned six self storage facilities in Florida, South Carolina, Tennessee and Texas, comprising approximately 5,270 units and 759,600 rentable square feet, including drive-up, climate-controlled, RV, store-front and office units. REIT I also owned preferred equity and/or minority interests in three self storage facilities located in California and Maryland, comprising approximately 2,900 units and 401,000 rentable square feet, and an interest in a net leased industrial property in California with 356,000 rentable square feet leased to a single tenant.

The accompanying consolidated statements of revenue and certain operating expenses (the “Historical Summaries”) were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The consolidated statements of revenue and certain operating expenses are not representative of the actual operations of REIT I for the years presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the REIT I properties have been excluded. Income and expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the REIT I properties. Therefore, the consolidated statements of revenue and certain operating expenses may not be comparable to a statement of operations for the REIT I properties after their acquisition by the Company. Except as noted above, the management of the REIT I properties is not aware of any material factors relating to the REIT I properties for the years ended December 31, 2008, 2007 and 2006 that would cause the reported consolidated financial information not to be indicative of future operating results.

REIT I

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES - CONTINUED

Years Ended December 31, 2008, 2007 and 2006

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated Historical Summaries include the accounts of the REIT I wholly owned properties (see Note 3), USA Self Storage Operating Partnership, L.P. (“REIT I OP”), and its investment in USA SF Self Storage, DST (“San Francisco Self Storage DST”) in which REIT I has a controlling financial interest. All significant intercompany accounts and transactions have been eliminated in consolidation.

Basis of Accounting

The consolidated statements of revenue and certain operating expenses have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Rental income from tenants with leases having scheduled increases is recognized on a straight-line basis over the term of the lease. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the REIT I properties and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the REIT I properties.

Use of Estimates

The preparation of the Historical Summaries in accordance with accounting principles generally accepted in the United States of America requires management of the REIT I properties to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Variable Interest Entities

Financial Accounting Standards Board Interpretation No. 46 (“FIN46R”) (revised December 2003), “Consolidation of Variable Interest Entities,” requires a variable interest entity (VIE) to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE’s activities and is entitled to receive a majority of the VIE’s residual returns. FIN46R also requires

REIT I

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES - CONTINUED

Years Ended December 31, 2008, 2007 and 2006

disclosures about VIEs that REIT I is not required to consolidate but in which it has a significant, though not primary, variable interest.

REIT I has entered into several real estate investments for the purpose of acquiring or developing commercial property. REIT I’s investment in or contractual relationships with these equity investments may create a variable interest in a VIE, depending on the contractual terms of the arrangement. In such cases, REIT I’s investment may result in the consolidation of the entities in accordance with FIN46R. REIT I has evaluated several such investments as required by FIN46R and determined that it is not the primary beneficiary. These investments are being accounted for under either the equity method or cost method of accounting as disclosed in Note 4.

REIT I also acquired a 10% interest in San Francisco Self Storage DST during December 2006 and, through a wholly owned subsidiary, entered into a lease agreement with San Francisco Self Storage DST to lease and operate a self storage property located in San Francisco, California. The lease has an initial term of ten years with an option to extend the lease for up to four successive five year periods. Under the terms of the lease, REIT I is obligated to pay rent (as defined in the lease) in an amount to cover all debt service and provide a minimum return on the San Francisco Self Storage DST’s investors’ equity and is generally responsible for all property operating expenses. REIT I has identified San Francisco Self Storage DST as a VIE and has determined that it is the primary beneficiary. Therefore, the revenues and expenses of the San Francisco Self Storage DST property have been consolidated into the Historical Summaries from the date of acquisition (see Note 3).

Equity Investments

REIT I’s investments in unconsolidated real estate joint ventures, where REIT I has significant influence, but not control and joint ventures which are VIEs in which REIT I is not the primary beneficiary, are recorded under either the equity or cost method of accounting in the accompanying Historical Summaries (see Note 4). Under the equity method, REIT I’s investments in real estate ventures are initially recorded at cost and then subsequently adjusted at each balance sheet date to an amount equal to what it would receive from the joint venture in the event that it were liquidated at net book value as of that date, and assuming that the proceeds from the liquidation are distributed in accordance with the terms of, and priority of returns set forth under, the real estate venture’s operating agreement. Under the cost method, REIT I’s investments in real estate ventures are carried at cost and adjusted for other-than-temporary declines in fair value, distributions representing a return of capital and additional contributions. Distributions from the ventures’ earnings are recorded as earnings from equity investments in the year received.

Advertising

Advertising costs are charged to expense as incurred.

REIT I

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES - CONTINUED

Years Ended December 31, 2008, 2007 and 2006

Note 3. Self Storage Properties

The Historical Summaries include the operations of the following consolidated self storage properties from the respective dates the properties were acquired by REIT I:

Property	Location	Interest	Acquired
USA Bay Area Self Storage, LP	Seabrook, TX	100.00%	12/29/2005
USA Greenville SC Self Storage, LP	Greenville, SC	100.00%	2/10/2006
USA Kemah Self Storage, LP	Kemah, TX	100.00%	5/23/2006
USA Fort Knox Self Storage, LLC	Tallahassee, FL	100.00%	7/25/2006
USA Hollywood Self Storage, LLC	Memphis, TN	100.00%	11/22/2006
USA SF Self Storage, DST (1)	San Francisco, CA	10.00%	12/19/2006
USA Senate Avenue Self Storage, LLC	Houston, TX	100.00%	1/23/2007

(1)	USA SF Self Storage, DST was determined to be a VIE, and REIT I, as primary beneficiary, has consolidated the property under FIN46R.

Note 4. Earnings from Equity Investments

REIT I has investments in the following unconsolidated real estate ventures that are accounted for under either the equity method or the cost method of accounting:

	Ownership Interest		Date Acquired	Method	Earnings (Loss) from Equity Investments
Entity					2008	2007	2006
Westport LAX, LLC	12.00%		12/4/2006	Equity	$(26,284)	$3,920	$1,976
USA Hawthorne, LLC (1)	45.00%		12/4/2006	Equity	600,556	680,784	—
Westport Baltimore, LLC	11.50%		1/31/2007	Cost	94,985	69,184	—
Baffin Bay Self Storage, LLC	18.75	%(2)	9/5/2007	Equity	275,303	72,296	—

					$944,560	$826,184	$1,976

(1)	USA Hawthorne LLC’s sole investment is a 78% interest in Westport LAX LLC. In addition, REIT I holds a 45% preferred equity interest in USA Hawthorne LLC and receives a preferred distribution equal to 10% per annum on its outstanding preferred equity interest.
(2)	Ownership interest increased from 12.50% to 18.75% during 2008.

REIT I

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES - CONTINUED

Years Ended December 31, 2008, 2007 and 2006

Condensed consolidated Historical Summaries for the above investments accounted for on the equity method for the years ended December 31, 2008, 2007, and 2006, are summarized below:

Results of Operations	2008	2007	2006
Revenue	$4,439,518	$1,058,526	$28,171
Expenses	3,109,728	447,493	11,708

Net Income	$1,329,790	$611,033	$16,463

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying consolidated statements of revenue and certain operating expenses (the “Historical Summaries”) of Self Storage REIT II, Inc. (“REIT II”) for the year ended December 31, 2008 and the period January 5, 2007 (date of incorporation) through December 31, 2007. The Historical Summaries are the responsibility of REIT II’s management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summaries presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and are not intended to be a complete presentation of REIT II’s revenue and expenses.

In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the consolidated revenue and certain operating expenses described in Note 1 of REIT II for the year ended December 31, 2008 and the period January 5, 2007 (date of incorporation) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland

December 9, 2009

REIT II

CONSOLIDATED STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

Year Ended December 31, 2008 and

Period January 5, 2007 (Date of Incorporation) Through December 31, 2007

	2008	2007
REVENUE
Net rental revenue	$3,598,849	$1,427,223
Other operating income	166,691	50,307

Total revenues	3,765,540	1,477,530

CERTAIN OPERATING EXPENSES
Property operating expenses	436,556	163,428
Salaries and related expenses	362,592	123,805
Marketing expense	94,683	39,274
Real estate taxes	576,457	215,138
Property insurance	62,089	32,239

Total certain operating expenses	1,532,377	573,884

Operating income	2,233,163	903,646

Earnings from equity investments	14,462	—

Income before allocation to minority interest	2,247,625	903,646

Allocation of income to minority interest	(275,303)	(72,296)

Net income	$1,972,322	$831,350

See notes to consolidated statements of revenue and certain operating expenses.

REIT II

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2008 and

Period January 5, 2007 (Date of Incorporation) Through December 31, 2007

Note 1. Organization and Basis of Presentation

The accompanying consolidated statements of revenue and certain operating expenses include the revenue and certain operating expenses of five self storage properties acquired from Self Storage REIT II, Inc. (“REIT II”), a related party, which was formed as a Maryland real estate investment trust on January 5, 2007 (date of incorporation). REIT II acquired its initial property during May 2007, as disclosed in Note 3. On September 24, 2009, Strategic Storage Trust, Inc. (the “Company”) through its wholly-owned merger subsidiary closed on a merger with REIT II, a private real estate investment trust sponsored by the sponsor of the Company, by exchanging 1.0 share of its common stock for each 1.0 share of REIT II common stock as consideration for the merger transaction. On the closing date, REIT II stockholders became the Company’s stockholders with each of their shares of REIT II common stock being converted to unregistered shares of the Company’s common stock at the ratio set forth above. In this regard, the Company issued approximately 2.73 million shares of common stock to the stockholders of REIT II.

As of September 24, 2009, REIT II wholly owned four self storage facilities located in Alabama, Nevada, and Texas and owned a majority interest in another self storage facility in California, comprising approximately 3,125 units and 477,900 rentable square feet, including drive-up, climate-controlled, RV, store-front, wine storage and parking units. As of September 24, 2009, REIT II also owned minority interests in three entities owning self storage properties located in Alabama, Georgia, North Carolina and Texas, comprising approximately 9,950 units and 1.3 million rentable square feet.

The accompanying consolidated statements of revenue and certain operating expenses (the “Historical Summaries”) were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The consolidated statements of revenue and certain operating expenses are not representative of the actual operations of REIT II for the periods presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the REIT II properties have been excluded. Income and expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the REIT II properties. Therefore, the consolidated statements of revenue and certain operating expenses may not be comparable to a statement of operations for the REIT II properties after their acquisition by the Company. Except as noted above, the management of the REIT II properties is not aware of any material factors relating to the REIT II properties for the year ended December 31, 2008 and the period January 5, 2007 (date of incorporation) through December 31, 2007 that would cause the reported consolidated financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the REIT II wholly owned properties and the property owned through a majority owned subsidiary, Baffin Bay Self Storage, LLC (“Baffin Bay”), for the year ended December 31, 2008 and period January 5, 2007 (date of incorporation) through December 31, 2007. The portion of Baffin Bay not owned by REIT II is presented as minority interest in the Historical Summaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

REIT II

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES - CONTINUED

Year Ended December 31, 2008 and

Period January 5, 2007 (Date of Incorporation) Through December 31, 2007

Basis of Accounting

The consolidated statements of revenue and certain operating expenses have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Rental income from tenants with leases having scheduled increases is recognized on a straight-line basis over the term of the lease. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

Property Operations

Certain operating expenses represent the direct expenses of operating the REIT II properties and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the REIT II properties.

Use of Estimates

The preparation of the Historical Summaries in accordance with accounting principles generally accepted in the United States of America requires management of the REIT II properties to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

Note 3. Self Storage Properties

The Historical Summaries include the operations of the following consolidated self storage properties from the respective dates the properties were acquired by REIT II:

Property	Location	Ownership Interest		Date Acquired
USA Durango LV Self Storage, LLC	Las Vegas, NV	100.00%		5/23/2007
USA Charleston LV Self Storage, LLC	Las Vegas, NV	100.00%		5/23/2007
USC Express, LLC	Pearland, TX	100.00%		6/13/2007
Baffin Bay Self Storage, LLC	Lake Forest, CA	81.25	%(1)	9/5/2007
Storage Advantage LLC	Daphne, AL	100.00%		4/24/2008

(1)	Ownership interest decreased from 87.50% to 81.25% during 2008

REIT II

NOTES TO CONSOLIDATED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES - CONTINUED

Year Ended December 31, 2008 and

Period January 5, 2007 (Date of Incorporation) Through December 31, 2007

Note 4. Earnings From Equity Investments

REIT II has investments in the following unconsolidated real estate joint ventures that are accounted for under the cost method of accounting. Under the cost method, REIT II’s investments are carried at cost and adjusted for other-than-temporary declines in fair value, distributions representing a return of capital and additional contributions. Distributions from the investments’ earnings are recorded as earnings from equity investments in the Historical Summaries.

	Ownership Interest	Date Acquired	Earnings from Equity Investments
Entity			2008
Self Storage I DST	3.05%	4/24/2008	$14,174
Southwest Colonial, DST	0.28%	10/8/2008	288

			$14,462

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008 and the Nine Months Ended September 30, 2009

The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of Strategic Storage Trust, Inc., a Maryland corporation (the “Company”), and the historical statements of operations of the REIT I and REIT II properties which were merged into the Company on September 24, 2009. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2008 gives effect to the mergers as if they were completed as of January 1, 2008. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2009 gives effect to the mergers as if they were completed as of January 1, 2009. All references to “we,” “us” and “our” refer to Strategic Storage Trust, Inc.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2008 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financials statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2008. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2009 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended September 30, 2009.

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transactions had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

You should read the unaudited pro forma consolidated statements of operations set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition REIT I Note 2	Completed Facility Acquisition REIT II Note 2	Pro Forma Adjustments Note 3		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$363,006	$6,680,121	$3,598,849	$—		$10,641,976
Ancillary operating income	2,645	356,892	166,691	—		526,228

Total revenues	365,651	7,037,013	3,765,540	—		11,168,204

Operating expenses:
Property operating expenses	119,540	2,702,631	1,532,377	246,769	(1)	4,601,317
Property operating expenses-affiliates	54,485	—	—	406,505	(1)	460,990
General and administrative	1,247,654	—	—	164,246	(2)	1,411,900
Depreciation	111,256	—	—	2,080,000	(3)	2,191,256
Intangible amortization expense	148,735	—	—	4,778,945	(3)	4,927,680

Total operating expenses	1,681,670	2,702,631	1,532,377	7,676,465		13,593,143

Operating income (loss)	(1,316,019)	4,334,382	2,233,163	(7,676,465)		(2,424,939)
Other income (expense):
Interest expense	(141,555)	—	—	(4,749,961)	(4)	(4,891,516)
Deferred financing amortization expense	(88,427)	—	—	(74,376)	(5)	(162,803)
Interest income	27,126	—	—	—		27,126
Other financing costs	(48,490)	—	—	—		(48,490)
Property acquisition expenses-affiliates	—	—	—	(250,000)	(6)	(250,000)
Other property acquisition expenses	—	—	—	(739,000)	(6)	(739,000)
Other	(27,678)	—	—	—		(27,678)
Equity in earnings of real estate ventures	—	944,560	14,462	(275,303)	(7)	683,719

Net income (loss)	(1,595,043)	5,278,942	2,247,625	(13,765,105)		(7,833,581)
Less: Net loss attributable to the noncontrolling interest in our operating partnership	90,750	—	—	—		90,750
Net income attributable to other noncontrolling interests	—	(601,518)	(275,303)	576,044	(7)(8)	(300,777)

Net income (loss) attributable to Strategic Storage Trust, Inc.	$(1,504,293)	$4,677,424	$1,972,322	$(13,189,061)		$(8,043,608)

Net loss per share - basic and diluted	$(2.50)					$(1.18)
Weighted average shares outstanding - basic and diluted	601,403					6,791,742	(9)

See notes to unaudited pro forma consolidated statements of operations.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition REIT I Note 2	Completed Facility Acquisition REIT II Note 2	Pro Forma Adjustments Note 3		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$3,095,994	$4,976,508	$2,733,810	$—		$10,806,312
Ancillary operating income	64,562	84,444	171,353	—		320,359

Total revenues	3,160,556	5,060,952	2,905,163	—		11,126,671

Operating expenses:
Property operating expenses	1,318,834	2,044,488	1,210,424	184,137	(1)	4,757,883
Property operating expenses-affiliates	482,978	—	—	282,514	(1)	765,492
General and administrative	1,292,826	—	—	155,145	(2)	1,447,971
Depreciation	782,538	—	—	1,529,523	(3)	2,312,061
Intangible amortization expense	774,832	—	—	3,482,741	(3)	4,257,573

Total operating expenses	4,652,008	2,044,488	1,210,424	5,634,060		13,540,980

Operating income (loss)	(1,491,452)	3,016,464	1,694,739	(5,634,060)		(2,414,309)
Other income (expense):
Interest expense	(526,247)	—	—	(3,286,343)	(4)	(3,812,590)
Deferred financing amortization expense	(122,885)	—	—	(54,679)	(5)	(177,564)
Interest income	4,570	—	—	—		4,570
Property acquisition expenses-affiliates	(1,411,147)	—	—	(250,000)	(6)	(1,661,147)
Other property acquisition expenses	(1,310,953)	—	—	(739,000)	(6)	(2,049,953)
Other	(5,495)	—	—	—		(5,495)
Equity in earnings of real estate ventures	14,447	349,302	25,270	(196,413)	(7)	192,606

Net income (loss)	(4,849,162)	3,365,766	1,720,009	(10,160,495)		(9,923,882)
Less: Net loss attributable to the noncontrolling interest in our operating partnership	21,878	—	—	—		21,878
Net income attributable to other noncontrolling interests	(1,013)	(448,807)	(196,413)	420,907	(7)(8)	(225,326)

Net income (loss) attributable to Strategic Storage Trust, Inc.	$(4,828,297)	$2,916,959	$1,523,596	$(9,739,588)		$(10,127,330)

Net loss per share - basic	$(1.05)					$(0.95)
Net loss per share - diluted	$(1.05)					$(0.95)
Weighted average shares outstanding - basic	4,580,410					10,612,022	(9)
Weighted average shares outstanding - diluted	4,586,660					10,618,272	(9)

See notes to unaudited pro forma consolidated statements of operations.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2008 and the Nine Months Ended September 30, 2009

Note 1. Acquisition

On September 24, 2009, the Company closed on a merger (“REIT I Merger Transaction”) with Self Storage REIT, Inc. (“REIT I”), a private real estate investment trust sponsored by our sponsor, pursuant to an Agreement and Plan of Merger (“REIT I Merger Agreement”), as amended, with REIT I and SS REIT I Acquisition, Inc. (“REIT I Merger Sub”), the Company’s wholly-owned merger subsidiary.

The REIT I Merger Agreement provided for the merger of REIT I Merger Sub with and into REIT I, which resulted in REIT I becoming our wholly-owned subsidiary. We exchanged 1.05 shares of our common stock for each 1.0 share of REIT I common stock as consideration for the REIT I Merger Transaction. On the closing date, REIT I stockholders became our stockholders with each of their shares of REIT I common stock being converted to unregistered shares of our common stock at the ratio set forth above. In this regard, we issued approximately 3.46 million shares of common stock to the stockholders of REIT I.

In connection with the REIT I Merger Transaction, our advisor was reimbursed $250,000 for its actual costs associated with the REIT I Merger Transaction.

REIT I wholly-owned six self storage facilities in Florida, South Carolina, Tennessee and Texas, comprising approximately 5,270 units and 759,600 rentable square feet, including drive-up, climate-controlled, RV, store-front and office units. REIT I also owned preferred equity and/or minority interests in three self storage facilities located in California and Maryland, comprising approximately 2,900 units and 401,000 rentable square feet, and an interest in a net leased industrial property in California with 356,000 rentable square feet leased to a single tenant.

On September 24, 2009, the Company closed on a merger (“REIT II Merger Transaction”) with Self Storage REIT II, Inc. (“REIT II”), a private real estate investment trust sponsored by our sponsor, pursuant to an Agreement and Plan of Merger (“REIT II Merger Agreement”), as amended, with REIT II and SS REIT II Acquisition, Inc. (“REIT II Merger Sub”), the Company’s wholly-owned merger subsidiary.

The REIT II Merger Agreement provided for the merger of REIT II Merger Sub with and into REIT II, which resulted in REIT II becoming our wholly-owned subsidiary. We exchanged 1.0 shares of our common stock for each 1.0 share of REIT II common stock as consideration for the REIT II Merger Transaction. On the closing date, REIT II stockholders became our stockholders with each of their shares of REIT II common stock being converted to unregistered shares of our common stock at the ratio set forth above. In this regard, we issued approximately 2.73 million shares of common stock to the stockholders of REIT II. As a condition of the REIT II Merger Transaction, the monthly property management fees for properties acquired through the REIT II Merger Transaction have been waived until the FFO, as defined in the REIT II Merger Agreement, relating to the REIT II Merger Transaction reaches $0.70 per share.

REIT II wholly-owned four self storage facilities in Alabama, Nevada, and Texas and owned a majority interest in another self storage facility in California, comprising approximately 3,125 units and 477,900 rentable square feet, including drive-up, climate-controlled, RV, store-front, wine storage and parking units. REIT II also owned minority interests in three entities with properties located in Alabama, Georgia, North Carolina and Texas, comprising approximately 9,950 units and 1.3 million rentable square feet.

Note 2. Statement of Operations – Completed Facility Acquisitions

The mergers were completed on September 24, 2009. Therefore, these historical amounts represent unaudited results of the REIT I and REIT II properties for the year ended December 31, 2008 and the nine months ended September 30, 2009.

Note 3. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the additional fees the Company’s affiliates or third party property managers are entitled to

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS - CONTINUED

For the Year Ended December 31, 2008 and the Nine Months Ended September 30, 2009

pursuant to the respective advisory agreements and property management agreements as compared to historical amounts. For the properties acquired in the REIT I Merger Transaction and the REIT II Merger Transaction, the Company’s affiliates are generally paid an asset management fee of 2% of the gross revenues calculated on a monthly basis. The Company’s property managers are generally paid a monthly fee of 6% of gross revenues received from the acquired properties. As noted above, property management fees for properties acquired through the REIT II Merger Transaction have been waived until the FFO, as defined in the REIT II Merger Agreement, relating to the REIT II Merger Transaction reaches $0.70 per share.

(2)	Adjustment reflects additional general and administrative costs which the Company anticipates to incur due to the REIT I Merger Transaction and the REIT II Merger Transaction. This includes estimated shareholder service costs, additional director and officers insurance costs and additional tax compliance costs. Such estimates were based upon the Company’s historical experience.

(3)	Adjustment reflects the depreciation and amortization expense resulting from the REIT I and REIT II properties acquired on September 24, 2009. Such deprecation and amortization expense was based on a preliminary purchase price allocation of $45,790,000 to land, $50,750,000 to buildings, $6,300,000 to site improvements and approximately $7,070,000 to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life. Depreciation expense on the purchase price allocated to site improvements is recognized using the straight-line method over a 10-year life. Amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over an 18-month life. The purchase price allocation, and therefore depreciation and amortization expense, is preliminary and is subject to change.

(4)	Adjustment reflects the interest expense on debt assumed by the Company in the REIT I Merger Transaction and the REIT II Merger Transaction. The adjustment was based on historical amounts incurred by REIT I and REIT II. Additionally, this includes the amortization resulting from recording mortgage debt at its preliminary fair value and amortizing such amount over the estimated remaining life of the debt of approximately nine years for the year ended December 31, 2008 and approximately eight years for the nine months ended September 30, 2009. Amortization expense resulting from recording mortgage debt at its fair value is based on a preliminary estimate, and therefore, is subject to change.

(5)	Adjustment reflects deferred financing amortization expense based on estimated loan assumption costs associated with the debt assumed in the REIT I Merger Transaction and REIT II Merger Transaction. Amortization was calculated based on an estimated remaining life of the debt of approximately nine years for the year ended December 31, 2008 and approximately eight years for the nine months ended September 30, 2009.

(6)	Adjustment for the year ended December 31, 2008 and for the nine months ended September 30, 2009 reflects the expensing of merger-related transaction costs, consisting of acquisition fees paid to affiliates of $250,000 and other merger-related transaction costs of $739,000, which are required to be expensed as incurred under SFAS No. 141(R) “Business Combinations.”

(7)	The Company’s Lake Forest property is approximately 82% owned by REIT II and approximately 18% owned by REIT I. Equity in earnings of real estate ventures and noncontrolling interests have been adjusted to reflect the Company’s 100% ownership of the Lake Forest property.

(8)	Noncontrolling interests have been adjusted for (7) above and based on certain of the pro forma adjustments which impacted the pro forma earnings of the noncontrolling interest.

(9)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the respective period, adjusted to give effect to the shares issued in the mergers as though they were issued on January 1, 2008 or January 1, 2009, as applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: December 10, 2009	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer